Exhibit 99.1

DarkPulse, Inc. Names MultiNet Communications a Distributor for Middle East, Africa & GCC Countries

HOUSTON, Texas –June 14, 2022 – DarkPulse, Inc. (OTC Markets: DPLS) (“DarkPulse” and the “Company”), a technology company focused on the manufacture, sale, installation and monitoring of their patented laser sensing systems which provide a data stream of critical metrics for assessing the health and security of infrastructure, today announced that MultiNet Communications has become a distributor for DarkPulse BOTDA EREBOS™ sensing systems across the Middle East and Africa including United Arab Emirates, Saudi Arabia, Qatar, Oman, Kuwait and Bahrain. In offering these products, MultiNet Communications will concentrate on customers in the critical infrastructure/key resources, smart cities, transportation, and renewable energy sectors with a focus on oil and gas pipeline applications.

MultiNet Communications was founded in 2008 as a value-added distributor for optical fiber cables & accessories, structured cabling solutions, enclosures and data center solution, ELV & security solutions, CCTV, racks and PDUs, UPS, KVM switches and audio/video solutions. MultiNet provides products and customer service to the entire Middle East region through branches in UAE, Saudi Arabia, Bahrain, Egypt, Qatar and Oman. With technical support and product training from DarkPulse, MultiNet's professional sales teams will help customers to identify and deploy solutions that address both technical and operational needs.

“We are excited and honored to add DarkPulse to our portfolio of class A vendors. This will extend our ability to deliver sensing solutions for every customer and application,” said Essam Khafagi, CEO of MultiNet Communications.

Dennis O’Leary, DarkPulse Chairman and CEO, stated, “MultiNet, through their extensive networks, will distribute our high resolution BOTDA sensor solutions into key market segments throughout the Middle East, Africa and GCC countries expanding our operational footprint across major market segments. In conjunction with distribution services, MultiNet with assist the Company with creating a certification program for those companies wishing to become a certified DarkPulse installation partner.” Mr. O’Leary continued, “Having certified installation partners across the region will help accelerate the adoption of our cutting-edge sensing technology products and services while offering superior technical services support after the sale.”

More information about MultiNet Communications and the company's services is available at www.multinetfze.com.

About DarkPulse, Inc.

DarkPulse, Inc. uses advanced laser-based monitoring systems to provide rapid and accurate monitoring of temperatures, strains and stresses. The Company’s technology excels when applied to live, dynamic critical infrastructure and structural monitoring, including pipeline monitoring, perimeter and structural surveillance, aircraft structural components and mining safety. The Company's fiber-based monitoring systems can assist markets that are not currently served, and its unique technology covers extended areas and any event that is translated into the detection of a change in strain or temperature. In addition to the Company’s ongoing efforts with respect to the marketing and sales of its technology products and services to its customers, the Company also continues to explore potential strategic alliances through joint venture and licensing opportunities to further expand its global market position.

For more information, visit www.DarkPulse.com

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Safe Harbor Statement

This news release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as "believe," "expect," "may," "should," "could," "seek," "intend," "plan," "goal," "estimate," "anticipate" or other comparable terms. All statements other than statements of historical facts included in this news release regarding our strategies, prospects, financial condition, operations, costs, plans and objectives are forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: our ability to successfully market our products and services; the acceptance of our products and services by customers; our continued ability to pay operating costs and ability to meet demand for our products and services; the amount and nature of competition from other security and telecom products and services; the effects of changes in the cybersecurity and telecom markets; our ability to successfully develop new products and services; our success establishing and maintaining collaborative, strategic alliance agreements, licensing and supplier arrangements; our ability to comply with applicable regulations; and the other risks and uncertainties described in our prior filings with the Securities and Exchange Commission. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Media contact:

DarkPulse Solutions, Inc.

media@DarkPulse.com

1.800.436.1436+

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